Dated:  April 5, 2006

Rate Cap Transaction

Re:   BNY Reference No. 37542

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Rate Cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York, and the Supplemental Interest Trust of the HSI Asset Securitization Corporation Trust 2006-OPT3 (the “Counterparty”), as represented by Wells Fargo Bank, N.A. not in its individual capacity, but solely as securities administrator ( the “Securities Administrator”) of the Supplemental Interest Trust created under the Pooling and Servicing Agreement, dated and effective March 1, 2006, among HSI Asset Securitization Corporation, as depositor (the “Depositor”), the Securities Administrator, Wells Fargo Bank, N.A. in the additional capacities of master servicer and custodian (the “Master Servicer”), Option One Mortgage Corporation, in the capacities of originator and servicer (the “Servicer”) of the mortgage loans, and Deutsche Bank National Trust Company, as Trustee (the “Trustee”) (the “Pooling and Servicing Agreement”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction.  Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference number 37543.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period the amount set forth on Schedule I attached hereto for such Calculation Period

Trade Date:

March 24, 2006

Effective Date:

September 25, 2006

Termination Date:

February 25, 2012

Fixed Amounts:

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 3,145,000.00, for avoidance of doubt, the Fixed Amount shall cover BNY Ref No. 37543.

Fixed Amount Payment

Date:

April 5, 2006

Floating Amounts:

Floating Rate Payer:

BNY

Cap Rate:

5.60%

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing October 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the state of New York are closed.

Business Day Convention:

Following

Calculation Agent:

BNY

3.

Additional Provisions:

(a)

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

(b)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Moody’s Investor Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of any of the Class I-A, Class II-A, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates (collectively the “LIBOR Certificates” ).

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions.  Subject to the provisions of paragraph 12 below, for purposes of this Master Agreement:

(a)

 “Specified Entity” is not applicable to BNY or Counterparty for any purpose.

(b)

 “Breach of Agreement” provisions of Section 5(a)(ii) will not apply to BNY or Counterparty.

(c)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

(d)

 “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

(e)

 “Default under Specified Transaction” is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(f)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(g)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(i)

The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to Counterparty.

(j)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

“Termination Currency” means United States Dollars.

3)

Tax Representations.

Payer Representations.  For the purpose of Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

The following representation will apply to BNY:

BNY is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

The following representation will apply to the Counterparty:

(i)

Wells Fargo Bank, N.A., as Securities Administrator, is acting on behalf of the Counterparty under the Pooling and Servicing Agreement.

(ii)

The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered.  For the purpose of Section 4(a):

(a)  Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes
(b) Other documents to be delivered are:

BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Counterparty

(i) a copy of the executed Pooling and Servicing Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this Agreement on behalf of the Counterparty

		Delivery of execution copy within 15 days of closing	Yes

BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes
BNY

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes

5)  Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

HSI Asset Securitization Corporation

452 Fifth Avenue, 10th Floor

New York, New York 10018

Attention: Head MBS Principal Finance

with a copy to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn: Client Manager-HASCO 2006-OPT3

Fax: 410-715-2380

Tele: 410-884-2000

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c) of this Agreement:

BNY appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BNY.

(f)

Credit Support Document.  Not applicable for either BNY or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Non-Recourse.   Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the liquidation of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)

Proceedings.  BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)

The ISDA Form Master Agreement in hereby amended as follows:

The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator’s Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of Supplemental Interest Trust is made and intended not as personal representations of the Securities Administrator but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities Administrator’s Representation. Wells Fargo Bank, N.A. as Securities Administrator, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this  Agreement as Securities Administrator on behalf of HSI Asset Securitization Corporation Trust 2006-OPT3.

6)

Section 3 of the ISDA Form Master Agreement is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(h)", and  by adding, at the end thereof, the following Sections 3(g) and 3(h):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) BNY is acting for its own account and Wells Fargo Bank, N.A. is acting on behalf of the Supplemental Interest Trust as Securities Administrator under the Pooling and Servicing Agreement and not for its own account and each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction. Neither party is relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3) Purpose. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

ERISA. (Pension Plans).  Each party represents and warrants at all times hereunder that it is not a pension plan or employee benefits plan and that it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

7)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)

Additional Termination Events.  Additional Termination Events will apply. If a Ratings Event has occurred and BNY has not, within 30 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such an Additional Termination Event.

9)

Provisions Relating to Downgrade of BNY Debt Ratings .

(i)

For purposes of this Transaction:

(a)

“Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph 4.9(ii) below,

(x)

a short-term unsecured and unsubordinated debt rating of “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of ”A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of “Aa3” (not on watch for downgrade) by Moody’s, or

(y)

a short-term unsecured and unsubordinated debt rating of “A-1” by S&P.

(b)

A “Collateralization Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is reduced to “P-1 on watch for downgrade” or below, and its long-term unsecured and unsubordinated debt is reduced to ”A1 on watch for downgrade” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3 on watch for downgrade” or below) by Moody’s, or

(y)

its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P.

(c)

A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by S&P.

For purposes of (b) and (c) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter each of Moody’s and S&P has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(d)

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of Moody’s and S&P, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(ii)

Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

(a)

Collateralization Event.  If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Event:

(w)

post collateral under agreements and other instruments approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, and satisfactory to Moody’s and S&P, which will be sufficient to restore the immediately prior ratings of the Certificates,

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P  which will be sufficient to restore the immediately prior ratings of their Certificates.

(b)

Ratings Event.  If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld , or

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P which will be sufficient to restore the immediately prior ratings of their Certificates.

BNY shall, for so long as a Ratings Event is outstanding, post collateral in an amount and manner that satisfies the Rating Condition, while it pursues the remedies in this Paragraph 4(9)(ii)(b).

10)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BNY is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Amount Payment Payment Date.

11)

 BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator.  Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA: 121-000-248

Account No.: 3970771416

Account Name: Corporate Trust Clearing

FFC: 50910703, HASCO 2006-OPT3 Cap Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:

/s/ Andrew Schwartz

Name:  Andrew Schwartz

Title: Assistant Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, HSI ASSET SECURITIZATION CORP TRUST 2006-OPT3

By:  Wells Fargo Bank, N.A., not in

its individual capacity but solely as

Securities Administrator

By:

/s/ Amy Doyle

Name:  Amy Doyle

Title: Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual	Accrual	Notional
Start Date	End Date	Amount: in USD
9/25/2006	10/25/2006	$52,079,185.53
10/25/2006	11/25/2006	$65,124,572.94
11/25/2006	12/25/2006	$79,161,612.07
12/25/2006	1/25/2007	$94,037,794.72
1/25/2007	2/25/2007	$107,651,102.85
2/25/2007	3/25/2007	$120,014,667.01
3/25/2007	4/25/2007	$131,209,837.39
4/25/2007	5/25/2007	$141,313,201.33
5/25/2007	6/25/2007	$150,396,850.94
6/25/2007	7/25/2007	$158,528,640.86
7/25/2007	8/25/2007	$165,772,445.49
8/25/2007	9/25/2007	$172,188,302.21
9/25/2007	10/25/2007	$177,833,875.67
10/25/2007	11/25/2007	$182,766,185.62
11/25/2007	12/25/2007	$195,137,161.17
12/25/2007	1/25/2008	$205,046,213.09
1/25/2008	2/25/2008	$212,535,402.19
2/25/2008	3/25/2008	$217,904,691.52
3/25/2008	4/25/2008	$221,442,940.84
4/25/2008	5/25/2008	$221,215,944.31
5/25/2008	6/25/2008	$220,469,991.22
6/25/2008	7/25/2008	$219,366,286.51
7/25/2008	8/25/2008	$218,359,102.39
8/25/2008	9/25/2008	$203,407,125.45
9/25/2008	10/25/2008	$199,454,439.26
10/25/2008	11/25/2008	$196,702,934.82
11/25/2008	12/25/2008	$193,690,067.86
12/25/2008	1/25/2009	$190,452,741.07
1/25/2009	2/25/2009	$187,026,016.10
2/25/2009	3/25/2009	$183,463,589.61
3/25/2009	4/25/2009	$179,804,783.57
4/25/2009	5/25/2009	$185,271,849.96
5/25/2009	6/25/2009	$181,988,183.93
6/25/2009	7/25/2009	$178,636,383.70
7/25/2009	8/25/2009	$265,202,929.63
8/25/2009	9/25/2009	$256,302,106.24
9/25/2009	10/25/2009	$247,699,050.64
10/25/2009	11/25/2009	$239,383,825.09
11/25/2009	12/25/2009	$231,346,822.93
12/25/2009	1/25/2010	$223,578,757.56
1/25/2010	2/25/2010	$216,070,651.79
2/25/2010	3/25/2010	$208,813,827.53
3/25/2010	4/25/2010	$201,799,895.87
4/25/2010	5/25/2010	$195,020,747.43
5/25/2010	6/25/2010	$188,468,543.08
6/25/2010	7/25/2010	$182,135,704.92
7/25/2010	8/25/2010	$176,014,907.60
8/25/2010	9/25/2010	$170,099,069.93
9/25/2010	10/25/2010	$164,381,346.74
10/25/2010	11/25/2010	$158,855,121.01
11/25/2010	12/25/2010	$153,513,996.30
12/25/2010	1/25/2011	$148,351,622.95
1/25/2011	2/25/2011	$143,337,263.09
2/25/2011	3/25/2011	$138,491,625.81
3/25/2011	4/25/2011	$133,808,948.53
4/25/2011	5/25/2011	$129,283,771.62
5/25/2011	6/25/2011	$124,910,817.84
6/25/2011	7/25/2011	$120,684,992.01
7/25/2011	8/25/2011	$116,601,771.36
8/25/2011	9/25/2011	$112,655,961.91
9/25/2011	10/25/2011	$108,842,946.23
10/25/2011	11/25/2011	$105,158,273.06
11/25/2011	12/25/2011	$101,597,639.89
12/25/2011	1/25/2012	$98,156,888.04
1/25/2012	2/25/2012	$94,831,997.82